UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2024

Date of Report (Date of earliest event reported)

GLOBAL DIGITAL SOLUTIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-26361	22-3392051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 South Flagler Drive, Suite 800 West Tower

West Palm Beach, FL 33401

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (561) 515-6163

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On February 26, 2024, Turner, Stone & Company, L.L.P. (“TSC”), Global Digital Solutions, Inc.’s (the “Company”) independent registered public accounting firm, was informed that it would be dismissed as the Company’s independent registered public accounting firm.

Concurrent with such dismissal, the Company approved the engagement of Accell Audit & Compliance, P.A. (“Accell”) as the Company’s independent registered public accounting firm to review the Company’s consolidated financial statements as of and for the nine months ended September 30, 2023 and audit the Company’s consolidated financial statements as of and for the year ended December 31, 2023.

TSC’s report on the Company’s consolidated balance sheets as of December 31, 2022 and 2021, the related consolidated statements of operations, stockholders’ deficit and cash flows for the years ended December 31, 2022 and 2021 and the related notes to the financial statements (collectively, the “financial statements”) did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except for the substantial doubt about the Company’s ability to continue as a going concern.

During the period from January 1, 2021 through December 31, 2022 and the subsequent interim periods through June 30, 2023, there were no: (i) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act) with TSC on any matter of accounting principles or practices, financial statement disclosures or audited scope or procedures, which disagreements if not resolved to TSC’s satisfaction would have caused TSC to make reference to the subject matter of the disagreement in connection with its report or (ii) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

During the period from January 1, 2021 through December 31, 2022 and the subsequent interim periods through June 30, 2023, the Company did not consult Accell with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Accell that Accell concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is described in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions to Item 304 of Regulation S-K under the Exchange Act, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act.

The Company has provided TSC with a copy of the disclosures made by the Company in response to this Item 4.01 and has requested that TSC furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company in response to this Item 4.01 and, if not, stating the respects in which it does not agree, as required under Item 304(a)(3) under regulation S-K. A copy of TSC’s letter is filed hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit Title or Description
16.1	Letter from TSC to the SEC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 29, 2024	By:	/s/ William Delgado
	Name:	William Delgado
	Title:	Chief Executive Officer

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